SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION (Rule 14a-101)




                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
[X] Definitive Proxy Statement            Commission Only (as Permitted by Rule
[ ] Definitive Additional Materials    14a-6(e)(2))
[ ] Soliciting Material Pursuant to
Rule 14a-11(c) or Rule 14a-12

                            BOVIE MEDICAL CORPORATION

              (Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other then the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11. 1. Title of each class of securities to which transaction applies: _____

2. Aggregate number of securities to which transaction applies: _________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ____________

4. Proposed maximum aggregate value of transaction: ______________

5. Total fee paid: _______________________________

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:








                            Bovie Medical Corporation
                         734 Walt Whitman Road Suite 207
                               Melville, NY 11747

June 23, 2003


Dear Stockholder:

On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Common Stockholders to be held on July 30, 2003 at 4:00P.M., at the Holiday Inn located at 215 Sunnyside Blvd., (Exit46 Long Island Expressway or Exit 38 Northern State Parkway) Plainview, Long Island, NY 11803, Telephone No. (516)349-1240.

The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of the nominated Directors to serve until the next Annual Meeting of Stockholders,"FOR" Ratification of the selection of Bloom & Company, as the Company's independent accountants; and "FOR" Ratification of the Company's 2003 Executive and Employee Stock Option Plan

Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

Thank you for your support of Bovie.

Sincerely,
Bovie Medical Corporation


/s/ Andrew Makrides
PRESIDENT AND CHIEF EXECUTIVE OFFICER






This proxy statement and the accompanying proxy are being mailed to Bovie Medical Corporation common stockholders beginning about June 23, 2003.




                            Bovie Medical Corporation
                         734 Walt Whitman Road Suite 207
                               Melville, NY 11747


June 23, 2003


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Dear Stockholder:

Bovie Annual Meeting of Stockholders' will be held on July 30, 2003 at 4:00PM at the Holiday Inn located at 215 Sunnyside Blvd., (Exit46 Long Island Expressway or Exit 38 Northern State Parkway) Plainview, Long Island, NY 11803 Telephone No. (516)349-1240.

 At the meeting, stockholders will be asked to:

1. Elect Bovie's entire Board of Directors,

2. Ratify the selection of Bovie's independent auditors for 2003,

3. Approve the Bovie 2003 Executive and Employee Stock Option Plan, and

4. Such other business properly brought before the meeting.

The close of business on June 2, 2003 is the record date for determining stockholders entitled to vote at the Annual Meeting. Consequently, only stockholders whose names appear on our books as owning our Common Stock at the close of business on June 2, 2003 will be entitled to notice of and to vote at the Annual Meeting and adjournment or postponement thereof.


PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING.

In order to facilitate planning for the Annual Meeting, please indicate on the enclosed proxy whether or not you plan to attend the meeting.

By order of the board of directors



/s/ Andrew Makrides
PRESIDENT AND CHIEF EXECUTIVE OFFICER

June 23, 2003





                                CONTENTS

ABOUT THE ANNUAL MEETING                                 1





ANNUAL REPORT                                           2

STOCK OWNERSHIP                                         3

MANAGEMENT                                              3

MEETINGS OF THE BOARD OF DIRECTORS                      3

DIRECTORS COMPENSATION                                  4

EXECUTIVE COMPENSATION                                  4

COMPENSATION TABLE                                      4

SECURITY OWNERSHIP OF BENEFICIAL OWNERS                 6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS          7

PROPOSAL ONE: ELECTION OF DIRECTORS                     7

PROPOSAL TWO: RATIFACTION OF SELECTION OF AUDITORS      9

PROPOSAL THREE: APPROVAL OF BOVIE 2003 EXECUTIVE
AND EMPLOYEE STOCK OPTION PLAN                          9

THE PLAN                                                9

FEDERAL INCOME TAX CONSEQUENCES                        10

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS             11

COST OF ANNUAL MEETING AND PROXY SOLICITATION          11

BOVIE 2003 EXECUTIVE AND EMPLOYEE STOCK OPTION PLAN    12

FORM OF OPTION                                         20



                            ABOUT THE ANNUAL MEETING

WHO IS SOLICITATING YOUR VOTE?

The Board of Directors of Bovie Medical Corporation ("Bovie") is soliciting your vote at the Annual Meeting of Bovie's common stockholders being held on July 30, 2003.

WHAT WILL YOU BE VOTING ON?

1. Election of Bovie's Board of Directors (see page 7).

2. Ratification of BLOOM & CO., LLP, as Bovie's auditors for 2003
(see page 9).

3. Approval and adoption of the Bovie 2003 Executive and Employee Stock Option Plan (see page 9).

HOW MANY VOTES DO YOU HAVE?

You will have one vote for every share of the Company's common stock you owned of record on June 2, 2003(the record date).

HOW MANY VOTES CAN BE CAST BY ALL COMMON STOCKHOLDERS?

One vote for each of the Company's outstanding shares of common stock which were outstanding on the record date. The common stock will vote as a single class on all matters scheduled to be voted on at the Annual Meeting. There is no cumulative voting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the votes that can be cast, or a minimum of 6,602,378 votes must be present in person or by proxy in order to hold the meeting.

HOW DO YOU VOTE?

o You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting; so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

o To vote by proxy, you must fill out the enclosed proxy, date and sign it, and return it in the enclosed postage-paid envelope.

o If you want to vote in person at the Annual Meeting, and you hold your Bovie stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

CAN YOU CHANGE YOUR VOTE?

Yes. Just send in a new proxy with a later date, or send a written notice of revocation to Bovie's Secretary at the address on the cover of this proxy statement. If you attend the Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used.

WHAT IF YOU DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON YOUR PROXY?

If you return a signed proxy without indicating your vote, your shares will be voted "FOR" each of the director nominees listed on the proxy, "FOR" Bloom & Company as auditor, and "FOR" the Bovie 2003 Executive and Employee Stock Purchase and Option Plan.

WHAT IF YOU VOTE  "ABSTAIN"?

A vote to "abstain" on any matter your shares will not be voted for such matter and will have the effect of a vote against the proposal.



CAN YOUR SHARES BE VOTED IF YOU DO NOT RETURN YOUR PROXY AND DO NOT ATTEND THE ANNUAL MEETING?

o That depends upon whether the shares are registered in your name or your broker's name ("street name"). If you do not vote your shares held in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

o If you do not vote your shares held in your broker's name, or "street name", and your broker does not vote them, the votes will be broker non votes, which will have the effect of a vote FOR any matter scheduled to be considered at the Annual Meeting.

o If you do not attend and vote your shares which are registered in your name or otherwise vote by proxy, your shares will not be voted.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other matters that will be considered at the Annual Meeting. If a stockholder proposal that was excluded from this proxy statement is otherwise properly brought before the meeting, we will vote the proxies against that proposal. If any other matters arise at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is actually voted.


ANNUAL REPORT

The Company has included herewith a copy of its Annual Report for the fiscal year ended December 31, 2002 ("2002 Annual Report"). Additional copies of the 2002 Annual Report may be obtained by Shareholders without charge by writing to Andrew Makrides, President, at the Company's New York offices at 734 Walt Whitman Road Melville, NY 11747.

Confidentiality

It is the Company's policy that all proxies, ballots and voting materials that identify the particular vote of a stockholder are kept confidential, except in the following circumstances:

o to allow the election inspector appointed for our Annual Meeting to certify the results of the vote;

o as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;

o where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;

o where a stockholder expressly requests disclosure or has made a written comment on a proxy;

o where contacting stockholders by us is necessary to obtain a quorum, the names of stockholders who have or have not voted (but not how they voted) may be disclosed to us by the election inspector appointed for the Annual Meeting;

o aggregate vote totals may be disclosed to us from time to time and publicly announced at the meeting of stockholders at which they are relevant; and in the event of any solicitation of proxies with respect to any of our securities by a person other than us of which solicitation we have actual notice.



STOCK OWNERSHIP

We encourage stock ownership by our directors, officers and employees to align their interests with the interests of stockholders. Management further believes this policy has played a significant role in the progress of our company and will, ultimately, lead to beneficial future returns for its stockholders.

Management also fosters stock ownership by all of its employees through various measures, such as stock option grants, restricted stock awards, and participation in developing programs, including, if it is approved by stockholders at the Annual Meeting, the Company's 2003 Executive and Employee Stock Option Plan that is one of the proposals to be voted upon at the Annual Meeting.

MANAGEMENT

The following table sets forth certain information as of the record date, regarding each of the executive officers and directors of the Company.

The Company's Executive Officers and directors are as follows:


Name                            Position                     Director Since
----                            --------                     --------------

Andrew Makrides            Chairman or the Board,            December, 1982
                           President, CEO& Director

J. Robert Saron            Director and President of         August, 1994
                           Aaron Medical Industries, Inc.

George W. Kromer, Jr.      Director                          October, 1995

Alfred V. Greco            Director                          April, 1998

Moshe Citronowicz          Executive Vice-President
                           Chief Operating Officer           -------

Charles Peabody            Chief Financial                   -------
                           Officer, Secretary- Treasurer


MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors (the "Board") had five special meetings times in 2002 which were attended by all directors, including telephonic meetings of the Board. There were no committees established in 2002 because the Board of Directors continues to manage the Plan. As such, the participation activity requirements of each member of the Board are increasing. In addition, Management is aggressively pursuing and implementing marketing and other strategies set forth by the Board. Due to the limited number of members and the increased degrees of activity of the Board of Directors (four) the Nominees, if elected, may consider establishment of Executive, Audit and Compensation committees in accordance with the new legislation (Sarbanes- Oxley Act) and the procedures set forth in the Company's by-laws.


DIRECTORS' COMPENSATION

Directors' compensation is determined by the Board. At present, the Board does not have a standard policy regarding compensation of members of the Board of Directors. The Board has granted directors stock options and restricted common stock, in order to assure that the directors have an opportunity for and/or have an ownership interest in common with other stockholders. The Nominees, if elected, may require the Board or Compensation committee, if established, to adopt a standard policy regarding compensation of members of the Board.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the executive officers of the registrant for the three years ended December 31, 2002:


                                   Summary Compensation Table

                                       Annual Compensation
                                       -------------------

Name and
Principal
Position                Year          Salary          Bonus        Other
--------                ----          ------          -----        -----
Andrew Makrides         2002         $141,835         2,760        9,581
President, CEO          2001         $146,446         2,567       12,352
Chairman of             2000         $123,764         2,388        7,235
the Board

J. Robert Saron         2002         $200,545         3,907       15,533
Director                2001         $199,485         3,624       18,018
President of Aaron      2000         $167,528         3,381       12,556
Director

Moshe Citronowicz
 Executive
 Vice President-        2002         $147,370         2,871       15,688
 Chief Operating        2001         $149,697         2,671       17,205
 Officer                2000         $122,076         2,485       12,711





                                Summary Compensation Table

                                 Long Term Compensation
                                 ----------------------

Name and
Principal
Position                           Awards(#)      SARS(#)       Pay-outs
--------                           ---------      -------       --------
Andrew Makrides                       --            --             --
President, CEO                        --          155,000          --
Chairman of
the Board
                                      --            --             --

J. Robert Saron                       --            --             --
Director                              --          155,000          --
President of Aaron                    --            --             --
Medical and
Director

Moshe Citronowicz
 Executive
 Vice President-                      --            --             --
 Chief Operating                      --          155,000          --
 Officer                              --            --             --

________________
   (a) Other compensation consists of medical insurance and auto.

No options were granted or issued to any Executive Officer or Director during fiscal year ending December 31, 2002; nor were any previously issued options exercised by any Executive Officer or Director during the past year.





Equity Compensation Plan Information:

                          Column (a)                      Column (b)
Plan category             Number of Securities            Weighted-average
                          to be issued upon               exercise price of
                          exercise of                     outstanding options,
                          outstanding options,            warrants and rights




Equity compensation
Plans approved by
Security holders               2,909,000                        $ .70

Equity compensation
Plans not approved
By security holders           ----------                         ----

Total                          2,909,000                        $ .70
                              ==========                         ====



                                    Column (c)
Plan category                       Number of securities
                                    remaining available
                                    for future issuance
                                    under equity
                                    compensation plans
                                    (excluding securities
                                    reflected in column((a))

Equity compensation
Plans approved by
Security holders                          237,000

Equity compensation
Plans not approved
By security holders                       -------

Total                                     237,000
                                          =======

The following table summarizes the options granted to Executive Officers in the last fiscal year, the aggregated option exercises in the last fiscal year and the fiscal year end option values.




                  Shares                              Number of       Value of
                  Acquired            Value         Unexercised     Unexercised
Name                On                                Options at    in the money
                 Exercise(#)         Realized         Fiscal Year    Options at
                                                     Unexercised     Fiscal Year
                                                                       End (a)





Andrew
Makrides            NONE               N/A             375,000         $72,313


J. Robert
Saron               NONE               N/A             395,000         $72,313

Moshe
Citronowicz         NONE               N/A             330,000         $72,313

Outside Directors are compensated in their capacities as Board members through option grants. The Company's Board of Directors presently consists of Andrew Makrides, Chairman, CEO, and President, J. Robert Saron, President of Aaron Medical Industries, Inc. (our wholly owned subsidiary), George W. Kromer, Jr. and Alfred V. Greco. Mr. Kromer has been retained pursuant to agreement as a management consultant by Bovie Medical Corporation for the past year at an average monthly fee of approximately $1,500 Mr. Kromer was not awarded stock options by the Company in fiscal 2002. Mr. Greco is the managing director of Alfred V. Greco PLLC, counsel to Bovie, which earned legal fees from the Company of $59,600 during 2002. Mr. Greco received no options to purchase any of the Company's Common Stock in 2002.

There have been no changes in the exercise prices of any options previously awarded. In February 2002, the Company extended employment contracts with its Officers for three years.



The following schedule shows all contracts and terms with Officers of the Company.

                            Bovie Medical Corporation
                          Executive Officers' Contracts
                                December 31, 2002

                                                    2002
                Contract        Expiration         Current           Auto
                  Date            Date (1)        Base Pay (2)        Allowance
                --------        ----------        ------------       -----------
Andrew
Makrides        01/01/98        12/31/2007         $ 135,327          $ 6,310

J. Robert
Saron           01/01/98        12/31/2007         $ 185,461          $ 6,310

Moshe
Citronowicz     01/01/98        12/31/2007         $ 140,798          $ 6,310
____________

(1) Includes a two year and a three year extension. In the event of a change in control, each employment agreement grants each respective Executive Officer an option to resign and demand a sum equal to 3 years salary.

(2)  Salaries increase annually pursuant to a contract formula.

 Security Ownership of Certain Beneficial Owners and Management of Bovie

The following table sets forth certain information as of December 31, 2002, with respect to the beneficial ownership of the Company's common stock by all persons known by the Company to be the beneficial owners of more than 5% of its outstanding shares, by directors who own common stock and/or options to purchase common stock and by all officers and directors as a group.

                                Number of Share         Nature       Percentage
                                                          of            of
 Name and Address              Title      Owned       Ownership    Ownership(i)
-----------------              -----     --------      ---------    ------------

Maxxim Medical Inc.            Common    3,000,000     Beneficial       18.2%
10300 49th Street, North
Clearwater, FL  33762

Directors and Officers
----------------------

Andrew Makrides               Common     690,800(ii)   Beneficial        4.2%
734 Walt Whitman Road
Melville, NY  11746

George W. Kromer, Jr.         Common     305,000(iii)  Beneficial        1.8%
P.O. Box 188
Farmingville, NY  11738

Alfred V. Greco               Common     301,500(iv)   Beneficial        1.8%
666 Fifth Avenue
New York, NY  10103

J. Robert Saron               Common     827,976(v)    Beneficial        5.0%
7100 30th Avenue North
St. Petersburg, FL  33710

Officers and Directors as a group        2,629,867(vi)                  16.0%


(i) Based on 13,256,103 outstanding shares of Common Stock and 2,909,000 outstanding options to acquire a like number of shares of Common Stock as of December 31, 2002, of which officers and directors owned a total of 1,655,000 options at December 31, 2002.

(ii) Includes 375,000 shares reserved and underlying ten year options owned by Mr. Makrides to purchase shares of Common Stock of the Company. Exercise prices for his options range from $.50 for 155,000 shares to $1.15 for 50,000 shares.

(iii)Constitute shares reserved pursuant to 305,000 ten year options owned by Mr. Kromer to purchase shares of the Company. Exercise prices for his options range from $.50 for 100,000 shares to $1.125 for 105,000 shares.

(iv) Includes 250,000 shares reserved pursuant to ten year options exercisable at prices varying between $.50 per share (100,000 shares) up to $.75 per share (150,000 shares).

(v) Includes 395,000 shares reserved pursuant to ten year options exercisable at prices ranging from $1.125 per share for 30,000 shares, $.75 per share for 210,000 shares, and $0.50 per share for 155,000 shares.

(vi) Includes 1,655,000 shares reserved for outstanding options owned by all Executive Officers and directors as a group.

Certain Relationships and Related Transactions

In January 2003, the Executive Officers and directors were awarded a total of 400,000 options to purchases the Company's Common Stock at exercise prices of $.70 per share under the Company's 2003 Executive and Employee Stock Option Plan. See Remuneration

A director, Alfred V. Greco Esq. is the principal of Alfred Greco PLLC, the Company's counsel. That law firm received $59,303 and $90,136 in legal fees for the years 2002 and 2001, respectively.

A director, George W. Kromer, Jr. also serves as a consultant to the Company with consulting compensation of $17,586 and $19,807 for 2002 and 2001, respectively.

Two relatives of the chief operating officer of the Company are employed by the Company. Yechiel Tsitrinovich, an engineering consultant received compensation for 2002 and 2001 of $77,150 and $4,500 respectively. The other relative, Arik Zoran, is an employee of the Company in charge of the engineering department. He has a two year contract providing for a salary of $90,000 per year plus living expenses and benefits. We are attempting at this time to secure a permanent work visa for Mr. Zoran.



                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


The Board of Directors has nominated all of the current directors for re-election at the Annual Meeting. All directors serve until the next Annual
Meeting of stockholders or until their successors are duly elected and qualified.



THE NOMINEES

The following section gives information - provided by the nominees - about their principal occupation, business experience and other matters.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING NOMINEES.

ANDREW MAKRIDES

J. ROBERT SARON

ALFRED V. GRECO

GEORGE W. KROMER, JR.

Andrew Makrides, age 61, Chairman of the Board and President, member of the Board of Directors, received a Bachelor of Arts degree in Psychology from Hofstra University and a Doctor of Jurisprudence JD Degree from Brooklyn Law School. He is a member of the Bar of the State of New York and practiced law from 1968 until joining Bovie Medical Corporation as Executive Vice President and director, in 1982. Mr. Makrides became President of the Company in 1985 and the CEO in December 1998 and has served as such to date.

J.  Robert  Saron,  age 50,  Director,  holds a  Bachelors  degree in Social and
Behavioral Science from the University of South Florida. From 1988 to present Mr. Saron has served as a president and director of Aaron Medical Industries, Inc. ("Aaron"). Aaron is a wholly owned subsidiary of Bovie and serves, among other things, as Bovie's marketing subsidiary. Mr. Saron served as CEO and chairman of the Board of the Company from 1994 to December 1998. Mr. Saron is presently the President of Aaron and a member of the Board of Directors of the Company.

A1fred V. Greco, Esq., age 67, Director, is the principal of Alfred V. Greco, PLLC, and has been counsel to the Company since its inception. Mr. Greco is a member of the Bar of the State of New York and has been engaged in the practice of law for the past 35 years in the City of New York. The main focus of Mr. Greco's experience for the past 30 years has been in the area of corporate and securities law during which he has represented a large number of public companies, executives, securities brokerage firms and registered representative and has developed a broad range of experience in administrative, regulatory and legal aspects of companies whose securities are publicly held. Mr. Greco graduated from Fordham University School of Law with a Doctor of Jurisprudence
(JD) Degree, in June 1960. He was admitted to the New York State Bar in March 1961.

George W. Kromer, Jr., age 62, filled a vacancy on the Board of Directors and became a director on October 1, 1995. Mr. Kromer has in the past served as a Senior Financial Correspondent for "Today's Investor" and has been employed as a consultant by a number of companies, both private and public. Bovie Medical Corporation has also retained Mr. Kromer as a consultant in addition to his capacity as a director. He received a Master's Degree in 1976 from Long Island University in Health Administration. He was engaged as a Senior Hospital Care Investigator for the City of New York Health & Hospital Corporation from 1966 to 1986. He also holds a Bachelor of Science Degree from Long Island University's Brooklyn Campus and an Associate in Applied Science Degree from New York City Community College, Brooklyn, New York.



                                  PROPOSAL TWO

                      RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected BLOOM & CO., LLP, ("BLOOM") as the independent auditors of Bovie for 2003. BLOOM has served as the independent auditors of the Company since 1983. Arrangements have been made for a representative of BLOOM to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions. The selection of BLOOM as the Company's auditors must be ratified by a majority of the votes cast at the Annual Meeting. BLOOM is a member of the Securities and Exchange Division of the American Institute of Certified Public Accountants ("AICPA") duly authorized to perform audits of SEC registrants. The firm is current with its peer review system and has maintained an unqualified quality control status since the inception of the peer review system established by the AICPA.

Audit Fees. The aggregate fees billed for professional services rendered for the audit of our financial statements for the fiscal year ended December 31, 2002 and the review of the Company's financial statements included in our quarterly filings on Form 10QSB during that fiscal year were $121,304. There were no other fees paid for other services performed by Bloom & Co., LLP or its employees.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF BLOOM &COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2003.

                                 PROPOSAL THREE

APPROVAL OF THE COMPANY'S 2003 Executive & EMPLOYEE STOCK OPTION PLAN

On January 21, 2003, Bovie's Board of Directors approved the Bovie Medical Corporation 2003 Executive and Employee Stock Option Plan (the "Plan") and recommended formalizing and submitting the plan to stockholders for approval at the Annual Meeting. The plan became effective as of January 21, 2003. A total of 400,000 options to purchase a like number of shares at $.70 per share were granted to officers and directors under the Plan in January, 2003.

The Board of Directors of the Company shall administer the Plan.

The plan affords key employees, officers, and consultants, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and, thus, to create in such individuals a greater concern for the welfare of the Company and its subsidiaries. The Company, by means of this 2003 Executive and Employee Stock Option Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. The following summary is qualified by reference to the complete text of the Plan, which is attached hereto.

                                    THE PLAN

Up to 1,200,000 shares of common stock, subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding, may be issued under the plan. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both.

Maximum Purchase. The options offered under the plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant. The options granted under the plan are intended to be either Incentive Stock Options ("ISO") or Non- Qualified Stock Options ("NQSO"). The aggregate fair market value of shares subject to an ISO to a participant's stock purchases in any calendar year shall not exceed one hundred thousand dollars ($100,000.00).



Option. Participants will receive an option. The option will state the number of shares of common stock to be purchased underlying the options granted.

Exercise Price. The purchase price per share purchasable under an option will be determined by the Committee, provided, however, that such purchase price shall not be less than 90% of the fair market value of a share on the date of grant of such option; provided further, any option granted to a participant who, at the time such option is granted, is an officer or director of the Company, the purchase price shall not be less than 100% of the fair market value of a share on the date of grant of such option. However, in the case of an ISO granted to a participant who, at the time such option is granted, is deemed to be a 10% Shareholder, the purchase price for each share will be such amount as the Committee in its best judgment shall determine to be not less than 110% of the fair market value per share on the date the ISO is granted.

Term of Option. The term of each option shall be fixed by the Committee which in any event will not exceed a term of 10 years from the date of the grant, provided, however, that the term of any ISO' granted to any 10% Shareholder will not be exercisable after the expiration of 5 years from the date such ISO was granted.

Termination of Employment. The Committee will determine the effects of a participant's retirement, death, disability, leave of absence or any other termination of employment during the Term of any option.

Amendments. The Board may amend, alter, suspend, discontinue or terminate the plan; provided, however, that, notwithstanding any other provision of the plan or any option, without approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination will be made that, absent such approval, (1) would cause Rule 16b-3 to become unavailable with respect to the Plan, (2) would violate the rules or regulations of any national securities exchange on which the shares of the Company are traded or the rules or regulations of the NASD that are applicable to the Company, or (3) would cause the Company to be unable, under the Code, to grant ISOs under the plan.

                         FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or 1055 and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.



In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributed to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

Although management believes it is in the interests of shareholders that the Plan be approved in order to attract and retain qualified employees and consultants, since the plan authorizes the grant of options to purchase up to 1,200,000 shares of common stock, the grant and exercise of the options would tend to dilute the percentage ownership of shareholders in the Company.
Furthermore, the nature of the options is such that the options would be exercised at a time that the Company likely would be able to derive a higher price for Company shares than the exercise price.

The Board believes the plan is an effective means of aligning the interests of a broad range of employees with the interests of our stockholders.

THE BOARD RECOMMENDS THAT YOUR VOTE "FOR" THE COMPANY'S 2003 EXECUTIVE & EMPLOYEE STOCK OPTION PLAN

                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Under Securities and Exchange Commission ("SEC") rules, a stockholder who intends to present a proposal at the next Annual Meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the President or Secretary of the Company, at the address on the cover of this proxy statement. The proposal must be received no later than March 31, 2004.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the next Annual Meeting must notify the Company in writing of the information required by the provisions of its by-laws dealing with stockholder proposals. The notice must be delivered to the Company's Corporate Secretary between Apri1, 2004 and November 30, 2004. You can obtain a copy of the Company's by-laws by writing to the attention of the Corporate Secretary at the address shown on the cover of this proxy statement.

                  COST OF ANNUAL MEETING AND PROXY SOLICITATION

The Company pays the expense of preparing, assembling, printing, mailing and filing this Proxy Statement and materials used in this solicitation of proxies with the SEC and its stockholders, which is estimated not to exceed $30,000. The solicitation will be made by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of nominees for other persons, as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will upon request of such record holders, reimburse them for their reasonable expenses in mailing such material. Certain directors, officers and employees of the Company, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.



                            Bovie Medical Corporation
                  2003 Executive and Employee Stock Option Plan

                                    SECTION 1

                                    PURPOSES.

     Bovie Medical Corporation (the "Company") desires to afford certain of its key employees, officers, directors and consultants who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such individuals an increase in and greater concern for the welfare of the Company and its subsidiary.

     The Company, by means of this 2003 Executive and Employee Stock Option Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

     The stock options offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant.

     The stock options granted under the Plan are intended to be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not meet the requirements for incentive stock options.

                                    SECTION 2

                                  DEFINITIONS.

As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (c) "Committee" shall mean the Board of Directors, or a committee of the Board of Directors of the Company designated by resolution of the Board of Directors to administer the Plan, which shall consist of not less than two (2) "Non-Employee Directors," as such term is defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, each having the requisite qualifications thereunder to satisfy the requirements of Rule 16b-3.

     (d) "Company shall mean BOVIE MEDICAL CORPORATION", a Delaware corporation.

     (e) "Eligible Person" shall mean any employee, officer or consultant providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall not be an Eligible Person.

     (f) "Fair Market Value" shall mean the closing "bid" price of the Company's Shares on the date in question as quoted on the Electronic Bulletin Board of the National Association of Securities Dealers or its Automated Quotation System ("NASDAQ") or on any successor national stock exchange on which the Common Stock is then traded, provided, however, that if on the date in question there is no public market for the Company's Shares and they are neither quoted on "NASDAQ" nor traded on a national securities exchange, then the Committee shall, in its sole discretion and best judgment, determine the Fair Market Value.

     (g) "Incentive Stock Option" shall mean an option granted under the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (h) "Non-Qualified Stock Option" shall mean an option granted under the Plan that is not intended to be an Incentive Stock Option.

     (i) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (j) "Option Agreement" shall mean any written agreement, contract or document evidencing any Option granted under the Plan.

      (k) "Participant" shall mean an Eligible Person designated to be granted an Option under the Plan.

     (l)  "Person"  shall  mean  any   individual,   corporation,   partnership,
association, limited liability company, association or trust.

     (m) "Plan" shall mean this 2003 Executive and Employee Stock Option Plan, as amended from time to time.

     (n) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

     (o) "Shares" shall mean shares of Common Stock, $.001 par value, of the Company.

                                    SECTION 3

                                 ADMINISTRATION.

(a) Power and Authority of the Committee. The Plan shall be administered by the Board of Directors, or, pursuant to resolution of the Board of Directors, a committee consisting of at least two non-employee directors, (the "Committee"). Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the types of Options (e.g., whether Incentive Stock Options or Non-Qualified Stock Options) to be granted to each Participant under the Plan;
(iii) determine the number of Shares to be covered by each Option; (iv) determine the terms and conditions of any Option Agreement; (v) amend the terms and conditions of any Option Agreement and accelerate the exercisability of Options covered thereunder; (vi) determine whether, to what extent and under what circumstances Options may be exercised in cash, Shares or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances Options shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or Option Agreement relating to, or Option granted under the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Option granted under the Plan and any employee of the Company or any Affiliate.

                                    SECTION 4

                       AVAILABLE SHARES SUBJECT TO OPTION.

     (a) Shares Available. The total number of Shares for which Options may be granted pursuant to the Plan shall be 1,200,000 Shares of the Common Stock in the aggregate, subject to adjustment as provided in Section 4(c). If any Shares covered by an Option or to which an Option relates are not purchased or are forfeited, or if an Option otherwise expires, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option, to the extent of any such forfeiture or termination, shall again be available for Options under the Plan.

     (b)  Accounting  for Shares  Covered by an Option.  For  purposes  of this
Section 4, the number of Shares covered by an Option shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar rights to purchase Shares or other securities of the Company or other similar corporation transaction or event affects the Shares subject to Option grants under the Plan such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of(i) the number of Shares which may thereafter be made the subject of Options; (ii) the number of Shares subject to outstanding Option awards; (iii) the purchase or exercise price with respect to any Option, provided, however, that the number of Shares covered by an Option or to which such Option relates shall always be a whole number.

     (d) Incentive Stock Options. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,200,000, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provisions.

                                    SECTION 5

                                   ELIGIBILITY

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Option and the terms of any Option, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to fall or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

                                    SECTION 6

                                 OPTION AWARDS.

     The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

     (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee, provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option, provided further, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Option is granted, owns Shares of the Company or shares of any subsidiary corporation or parent corporation of the Company which possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company (hereinafter, a "10% Shareholder"), the purchase price for each Share shall be such amount as the Committee in its best judgment shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Incentive Stock Option is granted. In determining stock ownership of a Participant for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by Participant and believed by it to be true.

     (ii) Option Term. The term of each Option shall be fixed by the Committee which in any event shall not exceed a term (10) years from the date of the grant, provided, however, that the term of any Incentive Stock Option granted to any 10% Shareholder shall not be exercisable after the expiration of five (5) years from the date such Incentive Stock option was granted.

     (iii)Maximum Grant of Incentive Stock Options. The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Shares subject to an Incentive Stock Option (when first exercisable) granted to a Participant by the Committee in any calendar year shall not exceed $100,000.

     (iv) Time and Method of Exercise. Subject to the provisions of the Plan, the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other property, cancellation of credit or amounts due optionee from Company, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

     (v) Vesting of Options. Options granted to participants shall either vest immediately on grant or shall vest over time as follows:

     (a) Except as specified by the Committee at the time of grant, as to Participants that have served the Company for a period of less than five years, options granted under the Plan shall vest at the rate of 20% thereof for each year served and 20% per year for each additional year thereafter until a total of five years has been served by the Participant. At that time, the Option granted to the Participant shall be deemed fully vested.

     (b) As to Participants that have been employed or otherwise served the Company for a period of five consecutive years or more at the time of the grant of an Option under the Plan, such Option shall be deemed fully vested at time of grant.

     (c) All Options under the Plan shall be required to be vested prior to exercise and if the entire option is not fully vested at the time of exercise, only that portion of the option that is vested shall be exercisable. e.g. If a participant who has been an employee (as defined) with the Company for three years is granted an option for one thousand shares and wishes to immediately exercise it. Under the terms of the Plan, six hundred shares may be exercised immediately (because the shares vest immediately due to his three years of service) and as to the other four hundred shares, options to exercise two hundred shares shall vest and be exercisable during the fourth year of service with the Company and options for the balance of 200 shares shall vest and be exercisable during the fifth year that the participant has served with the Company. After the fifth year of service, any other options received by that Participant shall vest immediately because participant will have served the Company for five years at the time of such option grant.

     (vi) Limits on Transfer of Options. No Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any Shares purchased with respect to any Option upon the death of the Participant. Each Option shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Option or Shares underlying any Option shall be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

     (vii) Restrictions: Securities Exchange Listing. All certificates for Shares delivered upon the exercise of Options under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a national securities exchange, the Company shall not be required to deliver any Shares covered by an Option unless and until such Shares have been admitted for trading on such securities exchange.


     (viii) Termination of Employment.

     (A) Upon termination of the employment or consultancy, as the case may be, of any Participant, an Option previously granted to the Participant, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

     (a) If the Participant shall die while in the employ of the Company or during a period after termination of employment as specified in clause (b) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such Person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise any non-vested Option which was not theretofore exercised in respect of any or all of such number of Shares as specified by the Committee in such Option; and

     (b)With respect to Participants who are employees, if the employment of any employee to whom such Option shall have been granted shall terminate by reason of the Employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee Participants entitled to exercise such option as herein provided, such employee Participant shall have the right to exercise any non-vested Option held by him (or her), to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including twelve (12) months after the date of such termination of employment. In the event death occurs during the 12 month period after termination for any reason other than for cause, the time for such optionee's representative to exercise such option shall extend to one (1) year from date of death of the optionee.

     (B) If a Participant voluntarily terminates his or her employment or consultancy, as the case may be, any non-vested Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

     (C) If a Participant is terminated for cause as hereinafter defined, all vested and non-vested options shall terminate immediately unless otherwise specified by the committee in the Option or at time of termination.

     (D) If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Participant, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any such person, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

     (E) For all purposes of the Plan, the term "for cause" shall mean, (i) with respect to a Participant who is a party to a written employment or consultancy agreement with the Company, as the case may be, which contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or consultancy thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements, or (ii) in all other cases, as determined by the Committee, in its sole discretion, that one or more of the following has occurred: (W) any failure by a Participant to substantially perform his or her employment or consultancy duties, as the case may be, which shall not have been corrected within thirty (30) days following written notice thereof, (X) any engaging by such Participant in misconduct or, in the case of an officer Participant, any failure or refusal by such officer Participant to follow the directions of the Company's Board of Directors or Chief Executive Officer of the Company which, in either case, is injurious to the Company or any Affiliate, (Y) any breach by a Participant of any covenant contained in the instrument pursuant to which an Option is granted, or (Z) such Participant's conviction of or entry of a plea of nolo contendere in respect of any felony, or of a misdemeanor which results in or is reasonably expected to result in economic or reputational injury to the Company or any of its Affiliates.

                                    SECTION 7

                     AMENDMENT AND TERMINATION: ADJUSTMENTS.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

     (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

     (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

     (ii) would violate the rules or regulations of any national securities exchange on which the Shares of the Company are traded or the rules or regulations of the National Association of Securities Dealers, Inc. that are applicable to the Company; or

     (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Option Grants. The Committee may waive any conditions or rights of the Company under any outstanding Option grant, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Option grant, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committees may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

                                    SECTION 8

                      INCOME TAX WITHHOLDING: TAX BONUSES.

     (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise of any Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of any Option with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than the Shares issuable upon exercise of the applicable Option with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Option under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise. The Committee shall have lull authority in its discretion to determine the amount of any such tax bonus.

                                    SECTION 9

                               GENERAL PROVISIONS.

     (a) No Rights to Option Grants. No Eligible Person, Participant or other Person shall have any claim to be granted an Option under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Options granted under the Plan. The terms and conditions of Options need not be the same with respect to any Participant or with respect to different Participants.

     (b)Option Certificates. No Participant will have rights under an Option granted to such Participant unless and until an Option Certificates shall have been duly executed by the Company. Each Option Certificates shall set forth the terms and conditions of any Option granted to a Participant consistent with the provisions of this Plan.

     (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in anyway the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

     (e) Governing Law. The validity, construction and effect of the Plan or any Option granted hereunder, and any rules and regulations relating to the Plan or any Option granted hereunder, shall be determined in accordance with the laws of the State of Delaware except to the extent preempted by Federal law.


     (f) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of the Plan or any Option shall remain in full force and effect.

     (g) Section Headings. The section headings included herein are only for convenience, and they shall have no effect on the interpretation of the Plan.

                                   SECTION 10

                           EFFECTIVE DATE OF THE PLAN.

The Plan shall be  effective  on January 21, 2003 (the "Plan  Effective  Date"),
subject  to  approval  by  the  Company's   stockholders  within  one  (1)  year
thereafter.



                                   SECTION 11

                                TERM OF THE PLAN.

Unless  the Plan shall have been  discontinued  or  terminated  as  provided  in
Section 7(a), the Plan shall terminate on January 20, 2013. No Option shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Certificate, any Option theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Option grants, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

IN WITNESS WHEREOF, this Plan has been executed at Melville, N.Y on this 21st day of January, 2003.




                                                  Bovie Medical Corporation
                                                  By S/Andrew Makrides
                                                  Andrew Makrides, President
                                                  and Chief Executive Officer










                            Bovie Medical Corporation
                             A Delaware Corporation
                              FORM OF STOCK OPTION

Name of Optionee                                      Date Option Granted
Address                                               No. ________


This option ("Option") is made as of the date set forth above by Bovie Medical Corporation, a Delaware corporation (hereinafter the "Company"), and the Optionee named above (hereinafter "Optionee"). The option granted hereby is granted pursuant to the Bovie Medical Corporation 2003 Executive and Employee Stock Option Plan dated January 21, 2003 (the "Plan").

     1.Grant of Option. Pursuant to and subject to the terms and conditions of the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase at $.__ per share on the terms and conditions hereinafter set forth all or any part of an aggregate of________ shares (the "Shares") of the currently authorized and unissued Common Stock, par value $.OO1 per share. Subject to the terms of the Plan, the Option shall be exercisable, in whole or in part, during the period commencing with the date on which it is granted and ending on ________ , 20___.

     Nothing contained herein shall be construed to limit or restrict the right of the Company or a parent or subsidiary corporation of the Company to terminate the Optionee's services for the Company.

     2.Vesting of Option. The option granted hereby shall vest at the rate of 20% of the amount of the grant for each year of employment up to a total of five years at which time the option becomes fully vested. Each Optionee is able to apply his (her) prior years of employment in order to achieve immediate vesting of a portion or all of the options granted hereby, depending upon the total years of prior employment. Accordingly, if an Optionee has been employed by the Company for three years at the time he (she) receive this option, then a total of 60% of this option is deemed fully vested to the extent of 60% of such option. For each additional year employed, an additional 20% of the option granted hereby shall vest until a total of 5 years of employment (including employment prior to the grant of this option) will have occurred. At that time, the option will be deemed fully vested.

     3. Exercisability of Option. All options granted under the plan shall be exercisable during the term of the option provided the option is fully vested or the Optionee is employed by the Company at the time of exercise. In the event the option is not fully vested or the Optionee is no longer an employee of the Company at the time of exercise, then the provisions of paragraph 5 shall apply.

     4. Method of Exercise. The Option may be exercised pursuant thereto by written notice to the Company stating the number of shares with respect to which the option is being exercised, together with payment in full, (a) in cash or certified check; (b) or acknowledgement of cancellation of the Company's indebtedness to the Optionee for services or otherwise; or (c) any combination of the foregoing. If requested by the Board of Directors, prior to the delivery of any Shares, the Optionee shall supply the Board of Directors with a representation that the Shares are not being acquired with a view to unlawful distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations.

     As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without payment of any transfer or issue tax by the Optionee, deliver to the Optionee or any such other person, at the main office of the company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being purchased upon exercise of the Option. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or any federal, state or local law. The Optionee may exercise the Option for less than the total number of Shares for which the Option is then exercisable, provided that a partial exercise may not be for fewer than 100 Shares, unless the remaining shares exercisable under the Option is for less than 100 Shares. The Option may be exercisable for whole Shares only.

     5. Termination of Option. The Option shall terminate and expire immediately as to the total number of remaining unexercised option shares at the expiration date of the option. In addition, the option shall automatically terminate upon the earlier of the following:

(i)Immediately upon termination of the Optionee's employment with the Company for cause (as defined under the Plan) regardless of whether the option is vested or non-vested;

(ii) If the option is not vested, at the expiration of twelve (12) months after of termination of the Optionee's employment by the Company for any other reason, as such term is defined under the Plan; provided, that if the Optionee dies within such twelve-month period, subclause (iii) below shall apply; or

(iii) At the expiration of twelve (12) months after the date of death of the Optionee, if the Option is not vested.

(iv) On the effective date of voluntary termination with the Company by the Participant if the Option is not vested.

(v) Except for termination for cause, all vested options, as defined in the Plan, shall expire upon the expiration date set forth in Paragraph 1 hereof.

     6.Adjustments. If there is any change in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether by stock dividend, stock split, reclassification or recapitalization of such stock, or because the Company has merged or consolidated with one or more other corporations (and provided the Option does not thereby terminate pursuant to Section 5 hereof), then the number and kind of shares then subject to the Option and the price to be paid therefore shall be appropriately adjusted by the Board of Directors; provided, however, that in no event shall any such adjustment result in the Company's being required to sell or issue any fractional shares. Any such adjustment shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with an appropriate adjustment to the price of each Share or other unit of security covered by this Option.

     7.Cessation of Corporate Existence. Notwithstanding any other provision of this Option, upon the dissolution or liquidation of the Company, the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of substantially all the assets of the Company or of more than 50% of the then outstanding stock of the Company to another corporation or other entity, the option granted hereunder shall terminate; provided, however, that:
(i) each option for which no option has been tendered by the surviving corporation in accordance with all of the terms of provision (ii) immediately below shall, within five days before the effective date of such dissolution or liquidation, merger or consolidation or sale of assets in which the Company is not the surviving corporation or sale of stock, become fully exercisable; or
(ii) in its sole and absolute discretion, the surviving corporation may, but shall not be so obligated to, tender to any Optionee, an option to purchase shares of the surviving corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of this option.

     8. Non-Transferability. The Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee. Upon any attempted transfer of this Option contrary to the provisions hereof, the Board of Directors may, at its discretion, terminate this option.

     9. No Stockholder Rights. The Optionee or other person entitled to exercise this option shall have no rights or privileges as a stockholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustment as may be effected pursuant to the provisions of Section 4 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.



Executed by the Company as of this _____ day of _______________, 2003.


                                                Bovie Medical Corporation
                                                a Delaware corporation

                                            By:___________________________
                                            Date





(Printed Name) (As Registered)
(Address)

Date
                            BOVIE MEDICAL CORPORATION

                                      PROXY

    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew Makrides and George W. Kromer, Jr., and each of them, Proxies with power of substitution each, for and in the name of the undersigned, and hereby authorize them to represent and to vote, all the shares of common stock of Bovie Medical Corporation, a Delaware corporation ("Company"), that the undersigned would be entitled to vote at the Company's Annual Meeting of Stockholders ("Annual Meeting") on July 30, 2003 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any Proxy heretofore given. The Proxies are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE AND FOR PROPOSALS 2 AND 3.

1. Election of Directors (check one box only)
FOR [   ]           AGAINST [   ]


EACH NOMINEE LISTED:

Andrew Makrides

J. Robert Saron

Alfred V Greco

George W. Kromer, Jr.

(Instruction: To withhold authority to vote for any nominee, circle that nominee's name in the above list)



(Continued and to be signed and dated on reverse side)



(Back of Proxy)

PROXY
(Please sign and date below)

2. To ratify the selection of BLOOM & COMPANY as independent auditors for the Company. FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To approve the Company's 2003 Executive and Employee Stock Option Plan.

FOR [   ]        AGAINST [   ]      ABSTAIN [   ]

 I (We) will[   ] will not [   ] attend the meeting in person.

Dated:_________________________, 2003

__________________________
(Please Print Name)

_________________________
(Signature of Stockholder) (Title, if applicable)

___________________________
(Please Print Name)


_______________________________
(Signature of Stockholder) (Title, if applicable)





NOTE:  PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH  HEREON.  FOR JOINTLY
OWNED SHARES, EACH OWNER SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, COMMITTEE, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES EXECUTED BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER. PLEASE DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.